SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) July 11, 2002
                                                          -------------

                              BOWATER INCORPORATED
             (Exact name of registrant as specified in its charter)


Delaware                      1-8712                       62-0721803
(State or other             (Commission                   (IRS Employer
jurisdiction of              File Number)                  Identification
incorporation)                                                No.)


                             55 East Camperdown Way
                                  P.O. Box 1028
                        Greenville, South Carolina 29602
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (864) 271-7733

(Former name or former address, if changed since last report):  Not applicable





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ITEM 5.  OTHER EVENTS.

         The press release issued by Bowater Incorporated on July 11, 2002 attached hereto as Exhibit 99.1 to this Current Report is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press release issued by Bowater Incorporated on July 11, 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            BOWATER INCOPORATED
                                            (Registrant)


Date:  July 11, 2002                By:     /s/ David G. Maffucci
                                            ------------------------------------
                                            Name: David G. Maffucci
                                            Title: Executive Vice President and
                                                   Chief Financial Officer


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                                    EXHIBITS

         99.1     Press release issued by Bowater Incorporated on July 11, 2002